		EXHIBIT 21
NEWMONT CORPORATION AND SUBSIDIARIES
As of December 31, 2023

Name	Incorporation	Ownership*
Newmont Corporation	Delaware, USA
Goldcorp Inc.	Delaware, USA	100%
1144963 B.C. Ltd.	British Columbia	100%
North American Metals Corp.	British Columbia	52.9083%
Administradora de Negocios Mineros S.A. de C.V.	Mexico	>99.9999%
Goldcorp S.A. de C.V.	Mexico	27.8573%
Administradora de Negocios Mineros S.A. de C.V.	Mexico	<0.0001%
Minera Peñasquito S.A. de C.V.	Mexico	99.9867%
Goldcorp S.A. de C.V.	Mexico	<0.0013%
Servicios Administrativos Goldcorp, S.A. de C.V.	Mexico	>99.9999%
Servicios Administrativos Goldcorp, S.A. de C.V.	Mexico	<0.0001%
Goldcorp Canada Ltd.	Canada Federal	100%
Goldcorp (Barbados) Inc.	Barbados	100%
Goldcorp Aureus Inc.	Barbados	100%
Pueblo Viejo (Jersey) 1 Limited	Jersey	40%
Pueblo Viejo (Jersey) 2 Limited	Jersey	100%
Newmont Servicios Chile S.p.A.	Chile	0.0077%
Goldcorp Tesoro Inc.	Barbados	100%
Datawave Sciences Inc.	British Virgin Islands	100%
Minera Goldcorp Chile S.p.A.	Chile	0.1600%
NuevaUnion S.p.A.	Chile	11.9086%
El Morro S.p.A.	Chile	100%
Minera Goldcorp Chile S.p.A.	Chile	99.8400%
NuevaUnion S.p.A.	Chile	38.0914%
Goldcorp Global Services Inc.	British Columbia	100%
Goldcorp Kaminak Ltd.	British Columbia	100%
Goldcorp Porcupine Nominee Ltd.	British Columbia	100%
Newmont Goldcorp Integrated Services Inc.	Ontario	100%
Newmont Goldcorp Red Lake Holdings Ltd.	British Columbia	100%
Red Lake Gold Mines	Ontario	0.1000%
Red Lake Gold Mines	Ontario	99.9000%
Goldcorp Exeter Ltd.	British Columbia	100%
Goldcorp MC Holding S.p.A.	Chile	100%
Norte Abierto S.p.A.	Chile	34.1615%
Goldcorp Stratum Holdings (Canada) ULC	British Columbia	100%
Norte Abierto Holdings (Canada) ULC	British Columbia	50%
Norte Abierto S.p.A.	Chile	31.6770%
Newmont Servicios Chile S.p.A.	Chile	99.9923%
Goldcorp General Holdings Ltd.	British Columbia	100%
Goldcorp S.A. de C.V.	Mexico	72.1414%
Goldcorp USA Holdings Ltd.	Delaware, USA	100%
Goldcorp America Holdings Inc.	Nevada, USA	100%
Goldcorp USA Inc.	Nevada, USA	100%
Goldcorp USA Services Inc.	Nevada, USA	100%
Glamis Rand Mining Company	Nevada, USA	100%
Honduras Holdings Ltd.	Cayman Islands	100%
Prestadora de Servicios Generales, S.A. de C.V.	Honduras	99.6000%
International Mineral Finance B.V.	Netherlands	100%
Goldcorp Holdings B.V.	Netherlands	100%
Goldcorp Trading B.V.	Netherlands	100%
Oroplata S.A.	Argentina	99.7450%

Mexicana Resources Inc.	British Columbia	100%
Minera Peñasquito S.A. de C.V.	Mexico	<0.0133%
Montana Exploradora de Guatemala S.A.	Guatemala	1%
Peridot S.A.	Guatemala	2%
Sermineros de Mexico S.A. de C.V.	Mexico	<0.0001%
Montana Exploradora de Guatemala S.A.	Guatemala	99%
Newmont Goldcorp Insurance Company Inc.	Barbados	100%
Newmont Saddle Minerals Ltd.	British Columbia	100%
North American Metals Corp.	British Columbia	47.0917%
Oroplata S.A.	Argentina	0.2550%
Peridot S.A.	Guatemala	98%
Sermineros de Mexico S.A. de C.V.	Mexico	>99.9999%
Moydow LTD.	Ghana	100%
Newmont LaSource SAS	France	16.9251%
Newmont Ghana Gold Limited	Ghana	100%
Newmont Australia Pty Ltd	Victoria, Australia	100%
Newmont AP Power Pty Ltd	Western Australia	100%
Newmont Boddington Pty Ltd	Western Australia	100%
Newmont Boddington Gold Pty Ltd	Western Australia	100%
Newmont Capital Pty Ltd	New South Wales, Australia	100%
Newmont Exploration Holdings Pty Ltd	Queensland, Australia	100%
Newmont Exploration Pty Ltd	Victoria, Australia	100%
Newmont Landco Pty Ltd	Western Australia	100%
Newmont Mining Finance Pty Ltd	Australian Capital Territory	100%
Newmont Mining Holdings Pty Ltd	South Australia	100%
Newmont Gold Pty Ltd	Western Australia	100%
Newmont Mining Services Pty Ltd	Western Australia	100%
Newmont Tanami Pty Ltd	Western Australia	100%
Newmont Woodcutters Pty Ltd	New South Wales, Australia	100%
Newmont Yandal Operations Pty Ltd	Victoria, Australia	100%
Newmont Canada FN Holdings ULC	British Columbia	<.0001%
Newmont Capital Limited	Nevada, USA	100%
Miramar Gold Corporation	Nevada, USA	100%
Newmont Indonesia, LLC	Delaware, USA	100%
NVL (USA) Limited	Delaware, USA	100%
Orcana Resources Inc.	Nevada, USA	100%
Talapoosa Mining Inc.	Nevada, USA	100%
Newmont CC&V Mining Corporation	Delaware, USA	100%
Cripple Creek & Victor Gold Mining Company LLC	Colorado, USA	99.9000%
The LeClair Consolidated Mines Company	Colorado, USA	100%
The Matoa Gold Mining Company	Wyoming, USA	100%
GCGC LLC	Colorado, USA	100%
Cripple Creek & Victor Gold Mining Company LLC	Colorado, USA	0.1000%
Newmont FH B.V.	Netherlands	100%
Newmont Canada Holdings ULC	British Columbia	100%
Newmont Golden Ridge Limited	Ghana	100%
Newmont Holdings ULC	Nova Scotia	100%
Newmont Canada FN Holdings ULC	British Columbia	99.9846%
Miramar Northern Mining Ltd.	British Columbia	100%
Con Exploration Ltd.	British Columbia	100%
Miramar HBG Inc.	Quebec	100%
Newmont Canada Corporation	Nova Scotia	100%
Hemlo Gold Mines (Ghana) Limited	Ghana	100%
Newmont Canada FN Holdings ULC	British Columbia	0.0154%
PT Newmont Minahasa Raya	Indonesia	80%
Newmont Galore Creek Holdings Corporation	British Columbia	100%
Galore Creek Partnership	British Columbia	50%

Galore Creek Mining Corporation	British Columbia	100%
NeXtech Drilling Ltd.	Alberta	100%
Newmont LaSource SAS	France	83.0749%
Newmont Nusa Tenggara Holdings B.V.	Netherlands	100%
Newmont Suriname, LLC	Delaware, USA	100%
Suriname Gold Project CV	Suriname	75%
Newmont USA Limited	Delaware, USA	100%
Battle Mountain Resources Inc.	Nevada, USA	100%
Dawn Mining Company LLC	Delaware, USA	58.1855%
Elko Land and Livestock Company	Nevada, USA	100%
ELLC Grazing Membership LLC	Nevada, USA	100%
Empresa Minera Maria SRL	Bolivia	75.4286%
Fronteer Development (USA) LLC	Delaware, USA	100%
Fronteer Development LLC	Delaware, USA	100%
Fronteer Royalty LLC	Delaware, USA	100%
Nevada Eagle Resources LLC	Nevada, USA	100%
Hospah Holdings Company	Delaware, USA	100%
Idarado Mining Company	Delaware, USA	80.1674%
Minera BMG	Nevada, USA	100%
Minera Choluteca S.A. de C.V.	Honduras	48%
Minera Newmont (Chile) Limitada	Chile	99.3827%
Nevada Gold Mines LLC	Delaware, USA	38.5000%
Nevada Gold Energy LLC	Delaware, USA	100.0000%
Newmont Australia Investment Limited	Delaware, USA	100%
Newmont Bolivia Limited	Nevada, USA	100%
Newmont de Mexico, S.A. de C.V.	Mexico	>99.9999%
Minera Oro Valenciana, S.A.P.I. de C.V.	Mexico	49%
Newmont Global Employment Limited Partnership	Bermuda	99%
Newmont Gold Company	Delaware, USA	100%
Newmont GTR LLC	Nevada, USA	100%
Newmont Indonesia Investment Limited	Delaware, USA	100%
Newmont International Services Limited	Delaware, USA	100%
Newmont Global Employment Limited Partnership	Bermuda	1%
PT Newmont Pacific Nusantara	Indonesia	1%
Newmont Latin America Limited	Delaware, USA	100%
Minera Los Tapados S.A.	Peru	0.0134%
Minera Newmont (Chile) Limitada	Chile	0.6173%
Newmont de Mexico S.A. de C.V.	Mexico	<0.0001%
Newmont McCoy Cove Limited	Nevada, USA	100%
Newmont North America Exploration Limited	Delaware, USA	100%
Newmont Overseas Exploration Limited	Delaware, USA	100%
Minera Monte Aguila S.A.S	Colombia	50%
PT Newmont Pacific Nusantara	Indonesia	99%
Takari Mining SAS	France	50%
Newmont Peru Limited	Delaware, USA	100%
Minera Los Tapados S.A.	Peru	99.9866%
Newmont Investment Holdings LLC	Delaware, USA	100%
Newmont Peru S.R.L.	Peru	<.0001%
Newmont Peru S.R.L.	Peru	>99.9999%
Newmont Peru Royalty S.R.L	Peru	99.9999%
Newmont Realty Company	Delaware, USA	100%
Newmont Second Capital Corporation	Delaware, USA	100%
Minera Yanacocha S.R.L.	Peru	100%
Newmont Mines Limited	Delaware, USA	100%
Newmont Technologies Limited	Nevada, USA	100%
New Verde Mines LLC	Delaware, USA	100%
Resurrection Mining Company	Delaware, USA	100%

San Juan Basin Holdings Company	Delaware, USA	100%
Santa Fe Pacific Gold Corporation	Delaware, USA	100%
Newmont Ventures Limited	Delaware, USA	100%
EMH (BVI) Inc.	British Virgin Islands	100%
Marien Mining Company, S.A.	Haiti	99.9750%
NVL Haiti Limited S.A.	Haiti	0.0500%
Newmont (Guyana) Incorporated	Guyana	100%
NVL Argentina S.R.L.	Argentina	90.0344%
NVL Haiti Limited S.A.	Haiti	99.9500%
Marien Mining Company, S.A.	Haiti	0.0250%
NVL PNG Limited	Papua New Guinea	100%
NVL Solomon Islands Limited	Solomon Islands	100%
Saddleback Investments Pty Ltd	Western Australia	100%
Normandy Overseas Holding Company Sdn Bhd	Malaysia	100%
Normandy Company (Malaysia) Sdn Bhd	Malaysia	100%
NVL Argentina S.R.L.	Argentina	9.9656%
Pittston Nevada Gold Company, Ltd.	Nevada, USA	100%
West Pequop Project LLC	Nevada, USA	100%
Pequop Exploration LLC	Nevada, USA	100%
Newmont International Holdings	Australia	100%
Newmont Overseas Holdings Pty Ltd	Australia	100%
Newcrest Mining Limited	Australia	100%
Niugini Mining (Australia) Pty Ltd	Australia	100%
Newcrest West Africa Holdings Pty Ltd	Australia	100%
LGL Mount Rawdon Operations Pty Ltd	Australia	100%
LGL CDI Investments Pty Ltd	Australia	100%
Newcrest Dougbafla Holdings Pte. Ltd.	Singapore	100%
Newcrest Dougbafla CI SA	Ivory Coast	89.89%
LGL Holdings CI SA	Ivory Coast	98%
LGL Development CI SA	Ivory Coast	98%
Lihir Gold Limited	Papua New Guinea	100%
Lihir Management Company Limited	Papua New Guinea	100%
Newcrest Insurance Pte. Ltd.	Singapore	100%
Cadia Holdings Pty Limited	Australia	100%
Contango Agricultural Company Pty Ltd	Australia	100%
Newcrest Operations Limited	Australia	100%
Newgen Pty Ltd	Australia	100%
Newcrest Finance Pty Limited	Australia	100%
Newcrest Services Pty Limited	Australia	100%
Newcrest Technology Pty Ltd	Australia	100%
Newcrest Holdings (Investments) Pty Limited	Australia	100%
Newcrest International Pty Ltd	Australia	100%
Sulawesi Investments Pty Limited	Australia	100%
PT Nusantara Bintang Management	Indonesia	5%
PT Nusantara Bintang Management	Indonesia	95%
Newcrest Exploration Holdings Pty Ltd	Australia	100%
NewcrestEcuador S.A.	Ecuador	1%
Wafi Golpu Australia Services Pty Ltd	Australia	50%
Newcrest Fiji Exploration Holdings 1 Pte. Ltd.	Singapore	100%
Newcrest Exploration (Fiji) Pte. Limited	Fiji	50%
Newcrest Fiji Exploration Holdings 2 Pte. Ltd.	Singapore	100%
Newcrest Exploration (Fiji) Pte. Limited	Fiji	50%
Newcrest (Fiji) Pte Limited	Fiji	100%
Newcrest PNG 2 Limited	Papua New Guinea	100%
Wafi-Golpu Services Limited	Papua New Guinea	50%
Newcrest PNG 3 Limited	Papua New Guinea	100%
Morobe Exploration Services Limited	Papua New Guinea	50%

Newcrest PNG Exploration Limited	Papua New Guinea	100%
Newcrest PNG Wamum Limited (PNG)	Papua New Guinea	100%
Surnorte Ventures Pte. Ltd.	Singapore	50%
Surnorte Holdings I Pte. Ltd.	Singapore	100%
Surnorte S.A	Ecuador	50%
Surnorte Holdings II Pte. Ltd.	Singapore	100%
Surnorte S.A	Ecuador	50%
Newcrest India Services LLP	India	99%
NewcrestEcuador S.A.	Ecuador	99%
Newcrest Resources, Inc.	USA	100%
Newroyal Resources, Inc.	USA	100%
Newcrest USA Finance LLC	USA	100%
600 Holdings Inc	USA	100%
Newcrest USA, Inc.	USA	100%
Newcrest Chile Holdings 1 Limited	Bermuda	100%
Newcrest Chile Holdings 2 Limited	Bermuda	100%
Newcrest Peru Holdings 1 Limited	Bermuda	100%
Minera Newcrest Peru SAC	Peru	50%
Newcrest Peru Holdings 2 Limited	Bermuda	100%
Minera Newcrest Peru SAC	Peru	50%
Newcrest Chile SpA	Chile	100%
Newcrest Canada Services Inc.	Canada	100%
Newcrest Canada Holdings Inc.	Canada	100%
Newcrest Canada Inc.	Canada	100%
Newcrest British Columbia 2 Mining Ltd.	Canada, British Columbia	100%
Newcrest Red Chris Mining Limited	Canada, British Columbia	100%
Pretium Resources Inc.	Canada, British Columbia	100%
0890696 B.C. Ltd.	Canada, British Columbia	100%
Prestadora de Servicios Generales, S.A. de C.V.	Honduras	0.4000%

* Ownership percentages relate to that of the entity directly above, with indentation used to reflect intermediary levels of ownership.